UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 3, 2006

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 8.01

          On August 3, 2006, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, announcing that on July 28, 2006 the Authority executed new employment agreements with each of Mitchell Grossinger Etess, Chief Executive Officer of the Authority, Jeffrey E. Hartmann, Chief operating Officer of the Authority, and Leo M. Chupaska, Chief Financial Officer of the Authority, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WATERFORD GAMING, L.L.C.






Date: August 4, 2006                     By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer